Exhibit 99.2

Acquisition of HCC June 10, 2015 Significant international expansion by Tokio Marine Tokio Marine Holdings, Inc. President, Tsuyoshi Nagano

Additional Important Information About the Proposed Merger and Where to Find It This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger. Investors and stockholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to HCC’s stockholders as they become available, because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting HCC’s website at www.hcc.com. Participants in the Solicitation Tokio Marine Holdings, Inc. and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions. Cautionary Statement Regarding Forward-Looking Statements This communication and other written or oral statements made by or on behalf of HCC or Tokio Marine contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements. Forward-looking statements reflect HCC’s or Tokio Marine’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC, Tokio Marine or any other person that current plans or expectations will be achieved. Forward-looking statements speak only as of the date on which they are made, and neither HCC nor Tokio Marine undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference. Disclaimer 2

Discussion Topics Overview of the Transaction Key Strengths of HCC Strategic Rationale of the Transaction Appendices 3 1 2 3

Strategic Rationale of the Transaction Key Strengths of HCC Transaction Highlights Establishment of a more solid Group business foundation, through capital efficiencies and sustainable profit growth Continued expansion of International business, which results in a more globally diversified portfolio and solidifies Tokio Marine’s standing as a truly global insurer with premier specialty franchises Complementary strengths to create long term synergies A world leading specialty1 insurer with strong underwriting capability Diversified and highly profitable portfolio Proven track record of disciplined growth and best-in-class underwriting profitability 4 Specialty insurance is a type of insurance product that often covers risks that are not covered by standard insurance policies and requires specific underwriting capability and technical expertise

Overview of the Transaction 1 5

Transaction Structure Transaction Structure and Key Terms Acquisition of 100% of the outstanding shares of HCC by TMNF in cash Consideration $78.00 per HCC share / approximately $7.5 billion1 (JPY 940 billion2) total consideration 1.90x book value per share as of March 31, 2015 35.8% premium to HCC’s average share price over the past one month, 37.6% premium to closing price of $56.69 on June 9, 2015 Implied maximum goodwill of $4.5 billion (JPY 560 billion2) Cash on hand together with external funding (no equity financing) Required Approvals Approval of HCC shareholders Customary regulatory approvals Expected Closing Date During October to December in 2015 Management Highly experienced HCC management team to continue to lead the business Funding 6 Tokio Marine received opinions from each of Credit Suisse Securities (USA) LLC and Evercore Group LLC, dated June 9, 2015, to the effect that, based upon and subject to assumptions made, procedures followed, matters considered and limitations on review undertaken by each such financial advisor, in each case noted in the respective opinion, the consideration to be paid in the Transaction was fair, from a financial point of view, to Tokio Marine. (2) FX rate ($1=125 JPY).

Key Strengths of HCC 2 7

Key Strengths of HCC A World Leading Specialty Insurer Disciplined Growth and Best-in-Class Underwriting Profitability Diverse and Highly Profitable Portfolio Specialty businesses that require strong underwriting technical expertise Market leading positions in A&H, D&O, agriculture and other specialty lines Over 100 classes of largely non-correlated lines of business Less dependent on the traditional P&C market cycles Limited exposure to natural catastrophe risks History of disciplined growth / best-in-class underwriting profitability Sustainable profit generation with low volatility Superior long term value creation Financial strength with solid Enterprise Risk Management 8

Pre-Tax Earnings (2014) North America P&C Accident & Health International Details of Key Segments A World Leading Specialty Insurer Company Overview Founded in 1974; listed on NYSE with a market cap of $5.5 billion (JPY 688 billion2) Headquartered in Houston, Texas with offices in the United States, the United Kingdom, Spain and Ireland Chairman: Robert A. Rosholt; CEO: Christopher J.B. Williams Credit ratings: S&P: AA (Very Strong) <ERM: strong>; AM Best: A+ (Superior); Moody’s A1 (Good Security); Fitch: AA (Very Strong) Approximately 2,500 employees Comprised of D&O, agriculture, primary casualty, aviation, surety, sports & entertainment disability / contingency, public risk, etc. Comprised of medical stop-loss and other short term medical products, etc. Comprised of energy & marine, property, A&H, D&O, professional indemnity, surety and credit, etc. Financial Highlights (2014) GWP: $3,002M1 Net Earnings: $458M Total Assets: $10,714M Book Value: $3,903M COR: 82.5% ROE: 12.1% On a proforma basis including ProAg acquisition on 1/1/15, GWP is $3.6bn. (2) FX rate ($1=125 JPY). 9 International (19%) North America P&C (49%) Accident & Health ( 32%)

Over 100 classes of specialty insurance products which are largely non-correlated The vast majority of the lines of business are less dependent on the traditional P&C market cycles Limited exposure to natural catastrophe risks Diverse and Highly Profitable Portfolio After-Tax PML2 as % of Shareholders’ Equity HCC’s Gross Written Premiums1 Mix (2014) (1) Proforma including agriculture; (2) 1/1/15 PML excludes reinstatement premium and is based on 1 in 250 year estimates from RMS models and internal PML estimates for lines not modeled in RMS. 10 LOBs that are less dependent on the P&C market cycles (approx. 58%) D&O 15% US Liability 5% Aviation 4% Energy & Marine 4% Property Treaty 4% Other Specialty 4% International Liability 3% Other International 2% Public Risk 2% Medical Stop-loss 25% Agriculture 16% US Surety 5% Sports & Entertainment 4% International Surety & Credit 3% Other A&H 3% US Credit 2% Total 58% Total 42% 0.7% 1.1% 0.9% 2.1% 1.1% 2.0% 1 in 100 1 in 250 CA Earthquake European Wind US Named Wind

History of Disciplined Growth 11 Disciplined profit growth due to its consistent underwriting expertise and lowest expense ratio among its industry peers Total Historical Net Earnings Source: 10K reports of HCC and HCC management. CAGR: 11.1% $160m $192m $338m $392m $302m $354m $345m $255m $391m $407m $458m 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Combined Ratio – HCC vs. Peers Best-in-Class Underwriting Profitability Source: HCC investor presentation. SEC filings. Peers reflect average for peer companies (AFG, Argo, Chubb, Markel, Navigators, Old Republic, RLI, Travelers and WRB). (2) Reflects average for three-year, five-year and ten-year result. COR of HCC is consistently lower than the peer average, demonstrating strong focus on underwriting profitability HCC Peers1 1 Year 3-Year2 5-Year2 HCC Peers1 HCC Peers1 HCC Peers1 10-Year2 Outperformance (10.1%) (11.1%) (10.6%) (8.0%) 12 82.5% 83.5% 85.5% 86.0% 92.6% 94.6% 96.1% 94.0%

Comparison of 10-Year Average Combined Ratio and its Variance (Standard Deviation) with Peers Source:HCC investor presentation. Dowling & Partners; data through 12/31/14. Sustainable Profit Generation with Low Volatility HCC has one of the lowest average COR and the lowest volatility in COR over the past 10 years 13 10 Year Average COR Standard Deviation in COR 2nd Quintile 1st Quintile (Lowest) 5th Quintile (Highest) 4th Quintile 3rd Quintile 5th Quintile (Highest) 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile HCC ? Chubb ? W.R.Berkley ? CNA ? RLI ? American Financial ? Arch Capital ? Markel ? ? Navigators ? Travelers ? White Mountains ? Alleghany ? AXIS Capital ? Aspen ? Everest Re ? Allied World ? ProAssurance ? Partner Re ? Endurance ? ACE ? XL Group ? Hartford ? Argo Group ? Baldwin & Lyons

Superior Long Term Value Creation Source: HCC investor presentation. Dowling & Partners; data through 12/31/14. Note: Total Value Creation is growth in tangible book value per share including dividends. Total Value Creation CAGR (2004-2014) 15-Year Total Value Creation: HCC ranks 1st (19%) 20-Year Total Value Creation: HCC ranks 3rd (14%) HCC is one of the best P&C companies in terms of long term value creation 14 15.9% 15.4% 14.1% 13.9% 13.8% 13.8% 12.6% 12.1% 12.1% 11.9% 11.9% 11.8% 11.4% 10.8% 10.7% 10.1% 9.8% 9.7% 9.5% 6.8% 6.2% 4.8% 1.8% 1.7% Arch HCC ACE Travelers ProAssurance WR Berkley Chubb Partner Re Markel AFG RLI AXIS Allied World Navigators Everest Re Argo Endurance Alleghany Aspen White Mountains Baldwin & Lyons CNA Hartford XL Group

Strategic Rationale of the Transaction 3 15

Continued Expansion of our International Businesses


2000
2007
2011
2015
(~2000) business development focused on Japanese clients
Developed Footholds in Non-Japanese Business
Re-insurance
P&C emerging markets
Life emerging markets
TOKIO MARINE
T M R
TOKIO MARINE
Tokio Marine Asia
Established Material Presence in Lloyd's (UK) and the US
Kiln
Kiln
Further Expansion in High Growth Markets
Philadelphia
PHILADELPHIA INSURANCE COMPANIES
Indian life business
Further Growth, Diversification and Capital Efficiency
Delphi
DELPHI
HCC

Step by step expansion since the year 2000
International business grew substantially after 2007 due to transformational acquisitions of Kiln, Philadelphia and Delphi

TOKIO MARINE HCC 16

Our Proven Track Record in M&A 2012 2013 2014 Group total adjusted EPS* Trend of adjusted EPS* 2011 ¥40 ¥ 212 ¥ 317 ¥423 ¥10 Significant Contribution to the Group’s Profit Growth through M&A Strategy and Smooth PMI Mar. 2008 Total adjusted EPS* of 3 companies * Group: adjusted net income per share 3 companies: total of business unit profits per share Dec. 2008 May 2012 Continue to consider new business investment opportunities both in developed and emerging markets while maintaining M&A discipline Acquisition Principles Management strength and compatibility (High quality management sharing our values ) Robust business model High growth potential Smooth PMI (Post Merger Integration) Establishing strong relationship with local management based on mutual trust Implementing effective governance structure while respecting local management Expanding group synergies through sharing and transferring competitive advantages of each company Solid track record of growth post merger ¥54 ¥119 ¥133 17

18 Establishment of a More Solid Group Business Foundation Capital Efficiencies and Sustainable Profit Growth + (Post Acquisition) Tokio Marine Group’s Portfolio will be More Diversified Established a More Solid Group Business Foundation HCC’s Diversified Portfolio Tokio Marine Group’s Portfolio Complementary Portfolio Limited Overlap +

Establishment of a More Solid Group Business Foundation

Impact on Adjusted ROE


9.3%
(Post acquisition illustrative**)
8.2%
8.9%
6.7%*
7.6%*
7.8%*
(Pre-acquisition)
2013
2014
2015
Forecast

Impact on Adj. Net Income


¥370B
(Post acquisition illustrative**)
323
244
255*
298*
¥327B*
(Pre-acquisition)
2013
2014
2015
Forecast

Impact on Adjusted EPS


¥480
(Post acquisition illustrative**)
317
423
¥430
(Pre-acquisition)
2013
2014
2015
Forecast

* Adjusted basis: Adjusted Net Income includes amount of claims related to natural disasters is adjusted to the average level. Adjusted Net Assets include share price and exchange rates which were adjusted to the level at the end of March 2015.

**Post acquisition illustrative: Calculated based on TMHD's preliminary estimates of full year profit contribution net of expenses in relation to the acquisition.

Post transaction, the proforma adjusted ROE will increase by 1.5% and EPS will improve by 12%

The figures shown here are the simulated simple sum of the annual projection for TMHD's FY2015 results and TMHD's preliminary estimates for HCC's 2015 calendar year results. We will disclose the financial impact of this Acquisition on Tokio Marine Group's consolidated results for the fiscal year ending 2015 when available during our standard reporting period.

TOKIO MARINE
Refer to appendices for the definitions of Adjusted Net Income, Adjusted Net Assets and Adjusted ROE.
FX rate as of end 3/31/15 ($1=120.17 JPY).
HCC 19

Further Expansion of International Business



<2015 Forecast>
Pre-Acquisition
Post Acquisition (Pro forma Basis)
Insurance Premiums*
International Business
¥1,145B
32%
¥3,540B
68%
Domestic Business
38%
9% (HCC)
29%
¥3,890B
62%
¥1,500B
Business Unit Profits**
¥127B
38%
¥334B
62%
46%
13% (HCC)
33%
¥382B
54%
¥175B

- **Post Acquisition, the share of premiums for International will increase from 32% to 38%**
- **The share of profits for International will increase from 38% to 46%**

The figures shown here are the simulated simple sum of the annual projection for TMHD's FY2015 results and TMHD's preliminary estimates for HCC's 2015 calendar year results. We will disclose the financial impact of this Acquisition on Tokio Marine Group's consolidated results for the fiscal year ending 2015 when available during our standard reporting period.

Note: *Includes net written premiums and Life Insurance premium. **Includes Domestic Non-Life, Domestic Life, International business and Financial and General businesses. FX rate as of end 3/31/15 ($1=120.17 JPY).

TOKIO MARINE HCC 20

Adjusted Earnings Growth of our Past Acquisitions (2014 vs. First Year after Acquisition) A Truly Global Insurer with Premier Specialty Franchises Note: (*)In 2012, Delphi’s profit was consolidated for half year only, so it is annualized for the calculation of the multiple. + Combining HCC with Tokio Marine Kiln, Philadelphia and Delphi, the transaction solidifies Tokio Marine’s standing as a truly global insurer with premier specialty insurance franchises All three acquired specialty companies grew significantly post acquisition as part of Tokio Marine Group 21 Tokio Marine Kiln (in 100 Mn Yen) (in 100 Mn Yen) (in 100 Mn Yen) Philadelphia Delphi* 2008 2014 2009 2014 2012 2014 0 100 200 300 400 500 0 100 200 300 400 500 0 100 200 300 400 500

Insurer 2014 Market Share AIG 16.3% XL Group 9.8% Chubb 9.2% CNA Financial 6.7% HCC 5.1% Expansion of our Product Offering and Capability Insurer 2013 Market Share Cigna 14.5% HCC 7.6% Sun Life 6.9% United Health 6.9% Wellpoint 6.7% US Medical Stop-loss US D&O US Agriculture (MPCI) Source: MSL: National Association of Insurance Commissioners (NAIC); US D&O: SNL; Agriculture: USDA Risk management Agency 2014 reinsurance year data as of Nov 2014; US Surety and US Aircraft: SNL #2 #5 Expansion in new lines of international business with market leading positions, including A&H, D&O, agriculture and other specialty lines 22 US Surety US Aircraft (all perils) Insurer 2014 Market Share AIG 18.3% Starr Int. 12.5% Allianz 12.1% XL Group 9.9% Berkshire 6.5% HCC 5.5% #6 Insurer 2014 Market Share ACE 19.9% Wells Fargo 19.1% QBE 13.3% Grt. American 8.5% Endurance 8.0% HCC 5.1% #7 Insurer 2014 Market Share Travelers 14.6% Liberty Mutual 13.4% Zurich 9.2% CNA Financial 7.6% Chubb 3.8% HCC 3.0% #8

Complementary Strengths to Create Long Term Synergies Leverage Tokio Marine’s Global Footprint Cross sell A&H, D&O and other specialty products to Tokio Marine’s existing clients, in both developed (including Japan) and emerging markets Leverage Delphi’s Investment Expertise Leverage Tokio Marine’s Financial Strengths / Underwriting Capacity Larger underwriting capacity Efficiencies on outward reinsurance treaty programs Significant synergy potential by combining HCC’s underwriting expertise in diverse classes of business with Tokio Marine’s global footprint, financial strength / underwriting capacity and investment expertise Utilize Delphi’s superior investment expertise to enhance investment return 23

Strategic Rationale of the Transaction Key Strengths of HCC Transaction Highlights A world leading specialty insurer with strong underwriting capability Diversified and highly profitable portfolio Proven track record of disciplined growth and best-in-class underwriting profitability 24 Establishment of a more solid Group business foundation, through capital efficiencies and sustainable profit growth Continued expansion of International business, which results in a more globally diversified portfolio and solidifies Tokio Marine’s standing as a truly global insurer with premier specialty franchises Complementary strengths to create long term synergies

Appendices 25

(1) Expense, loss and combined ratios are revised to reflect a change in the basis of calculation in the first quarter of 2015. Appendix: Financial Statements HCC Historical Income Statement 26 ($ in millions) 2010 2011 2012 2013 2014 Q1 2015 Revenues Gross written premiums $2,579 $2,649 $2,784 $2,880 $3,002 $826 Net written premiums $2,026 $2,182 $2,253 $2,255 $2,373 669 Net premiums earned $2,042 $2,127 $2,243 $2,239 $2,324 601 Net investment income 204 212 223 220 222 53 Other operating income 45 36 30 35 41 9 Net realized investment gains / OTTI 12 (1) 30 42 66 13 Total revenues $2,302 $2,374 $2,526 $2,537 $2,653 $676 Expense Losses and LAE incurred $1,242 $1,429 $1,338 $1,322 $1,327 $365 Policy acquisition costs 255 266 281 279 295 75 Other operating expense 294 300 326 336 341 77 Interest expense 21 23 26 26 28 8 Total expenses $1,812 $2,019 $1,971 $1,964 $1,991 $526 Income (loss) before income taxes $490 $355 $554 $573 $662 $151 ( - ) Tax (provision) / benefit (145) (100) (163) (166) (203) (38) Net income after tax $345 $255 $391 $407 $458 $113 Main indicators ROE 11.0% 7.8% 11.5% 11.3% 12.1% 11.5% Expense ratio (1) 24.7% 24.4% 24.4% 24.8% 25.4% 25.7% Loss ratio (1) 60.8% 67.2% 59.7% 59.1% 57.1% 60.8% Combined ratio (1) 85.5% 91.6% 84.1% 83.9% 82.5% 86.5%

27 (1) Invested assets include total investments, cash and restricted cash. Appendix: Financial Statements HCC Historical Balance Sheet ($ in millions) 2010 2011 2012 2013 2014 Q1 2015 Assets Invested assets (1) $5,933 $6,384 $7,123 $6,903 $7,386 $7,328 Premium, claims and other receivables 636 689 550 580 553 728 Reinsurance recoverables 1,007 1,056 1,071 1,277 1,169 1,176 Ceded unearned premium 279 222 257 305 317 333 Ceded life and annuity benefits 58 61 59 56 48 49 Deferred policy acquisition costs 185 190 192 202 220 237 Goodwill 822 873 886 895 906 949 Other assets 116 123 130 126 115 227 Total assets $9,036 $9,597 $10,268 $10,345 $10,714 $11,026 Liabilities Loss and LAE payable $3,472 $3,658 $3,768 $3,902 $3,728 $3,693 Life and annuity policy benefits 58 61 59 56 48 $49 Reinsurance, premium and claims payable 346 366 295 333 301 434 Unearned premium 1,046 1,031 1,070 1,135 1,199 1,305 Deferred ceding commissions 73 62 75 90 94 101 Notes payable 299 479 584 654 824 889 Accounts payable and accrued liabilities 465 665 876 500 616 621 Total liabilities $5,758 $6,323 $6,725 $6,670 $6,811 $7,093 Equity Total shareholders' equity $3,278 $3,274 $3,543 $3,674 $3,903 $3,933

28 Source: HCC investor presentation. Data as of 3/31/15. Appendix: HCC Asset Allocation (as of March 31, 2015) Munis MBS Corporate ABS Equity Short-Term Foreign Gov’t U.S. Gov’t 5% 19% 16% 47% 5% 5% 2% 1% Asset Allocation Fixed Maturity Securities Average Rating AA Average Duration 4.7 years Average Yield 3.3%

29 Appendix: Definition of Adjusted Net Income, Adjusted ROE Adjusted Net Income*1 Adjusted Net Income Net income (consolidated) *2 Provision for catastrophe loss reserves*3 Provision for contingency reserves*3 Provision for price fluctuation reserves*3 Gains or losses on sales or valuation of ALM*4 bonds and interest rate swaps = + + + - Amortization of goodwill and other intangible fixed assets Gains or losses on sales or valuation of fixed assets Other extraordinary gains/losses, valuation allowances, etc + - - Adjusted Net Assets Net assets (consolidated) Catastrophe loss reserves Contingency reserves Price fluctuation reserves = + + + - Goodwill and other intangible fixed assets Adjusted ROE Adjusted Net Income Adjusted Net Assets = ÷ Adjusted Net Assets*1(average balance basis) Adjusted ROE *1: Each adjustment is on an after-tax basis *2: Net income is attributable to owners of the parent *3: Reversals are subtracted *4: ALM: Asset Liability Management. Excluded as counter balance items against market value fluctuations of liabilities under ALM

Investor Relations Contact For further information, please contact: Tokio Marine Holdings, Inc. Corporate Planning Dept. Corporate Communications and Investor Relations Group Shiro Sasaki Email: ir@tokiomarinehd.com URL: http://www.tokiomarinehd.com/en/ Tel: +81-3-3285-0350 30